                                                                   EXHIBIT 24.1

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Joan T. Bok, of Boston, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 14th day of January, 1997.

                                              JOAN T. BOK
                                    --------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

      On this 14th day of January, 1997, before me personally appeared Joan T. Bok, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.

                                              MAHTOWIN MUNRO
                                    --------------------------------
                                              Notary Public

My Commission Expires:
                       ---------------------------------------------
                       Mahtowin Munro, Notary Public
                       Commonwealth of Massachusetts U.S.A.
                       Commission expires May 20, 1999

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert M. Heyssel, of Seaford, State of Delaware, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 8th day of January, 1997.

                                           ROBERT M. HEYSSEL
                                    --------------------------------


STATE OF DELAWARE       )
                        ) SS
COUNTY OF SUSSEX        )

      On this 8th day of January, 1997, before me personally appeared Robert M. Heyssel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           R. RICHARD THOMAS
                                    --------------------------------
                                             Notary Public

My Commission Expires:                     1-15-98
                       ---------------------------------------------
                        R. Richard Thomas, Notary Public, Delaware
                        Appointed 1-15-94
                        Term 4 Years

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Hoffman, of St. Louis County, State of Missouri, Principal Financial Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996;
(ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717,
33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and 333-02963, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per sonally present and executing any of said documents.

      Witness my hand this 7th day of January, 1997.

                                            R. B. HOFFMAN
                                    --------------------------------


STATE OF MISSOURI       )
                        ) SS
COUNTY OF ST. LOUIS     )

      On this 7th day of January, 1997, before me personally appeared Robert B. Hoffman, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                           BEVERLY A. OHM
                                    --------------------------------
                                           Notary Public

My Commission Expires:                    2/12/98
                       ---------------------------------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Michael R. Hogan, of St. Louis County, State of Missouri, Principal Accounting Officer of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996;
(ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717,
33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and 333-02963, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per sonally present and executing any of said documents.

      Witness my hand this 8th day of January, 1997.

                                           MICHAEL R. HOGAN
                                    --------------------------------

STATE OF MISSOURI       )
                        ) SS
COUNTY OF ST. LOUIS     )

      On this 8th day of January, 1997, before me personally appeared Michael R. Hogan, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            RUTH M. HOULIHAN
                                    --------------------------------
                                              Notary Public

My Commission Expires:                    5-27-97
                       ---------------------------------------------
                       Ruth M. Houlihan
                       Notary Public, State of Missouri
                       My Commission Expires 5-27-97
                       St. Louis County

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Gwendolyn S. King, of Philadelphia, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996;
(ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717,
33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and 333-02963, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per sonally present and executing any of said documents.

      Witness my hand this 22nd day of January, 1997.

                                          GWENDOLYN S. KING
                                    -------------------------------


COMMONWEALTH OF PENNSYLVANIA )
                             ) SS
COUNTY OF PHILADELPHIA       )

      On this 22nd day of January, 1997, before me personally
appeared Gwendolyn S. King, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that she executed the same as her free act and deed.
                                           SUZANNE SCHWARTZ
                                    -------------------------------
                                             Notary Public

My Commission Expires:                August 23, 1999
                       ---------------------------------------------
                       Notary Seal
                       Suzanne Schwartz, Notary Public
                       Philadelphia, Philadelphia County
                       My Commission Expires Aug. 23, 1999

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Philip Leder, of Chestnut Hill, Commonwealth of Massachusetts, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Regis tration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365, 33-53367,
333-02783, 333-02961, and 333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 15th day of January, 1997.

                                            PHILIP LEDER
                                    -------------------------------


COMMONWEALTH OF MASSACHUSETTS )
                              ) SS
COUNTY OF SUFFOLK             )

      On this 15th day of January, 1997, before me personally appeared Philip Leder, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            TERI BRODERICK
                                    -------------------------------
                                             Notary Public

My Commission Expires:                    5/22/03
                       ---------------------------------------------

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Howard M. Love, of Pittsburgh, Commonwealth of Pennsylvania, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Regis tration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365, 33-53367,
333-02783, 333-02961, and 333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 8th day of January, 1997.

                                            H. M. LOVE
                                    -------------------------------
                                          Howard M. Love


COMMONWEALTH OF PENNSYLVANIA )
                             ) SS
COUNTY OF ALLEGHENY          )

      On this 8th day of January, 1997, before me personally appeared Howard M. Love, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  JOAN M. ZAKOR
                                         -------------------------------
                                                  Notary Public

My Commission Expires:
                       -------------------------------------------------
                       NOTARIAL SEAL
                       JOAN M. ZAKOR, Notary Public
                       City of Pittsburgh, Allegheny Co.
                       My Commission Expires April 14, 1999

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Frank A. Metz, Jr., of Sloatsburg, State of New York, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 24th day of January, 1997.

                                          FRANK A. METZ, JR.
                                    -------------------------------


STATE OF MISSOURI       )
                        ) SS
COUNTY OF ST. LOUIS     )

      On this 24th day of January, 1997, before me personally appeared Frank A. Metz, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  BEVERLY A. OHM
                                         -------------------------------
                                                  Notary Public

My Commission Expires:                      2/12/98
                       -------------------------------------------------

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Jacobus F. M. Peters, of Wassenaar, Country of The Netherlands, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Regis tration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365, 33-53367,
333-02783, 333-02961, and 333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 24th day of January, 1997.

                                           J. F. M. PETERS
                                    -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

      On this 24th day of January, 1997, before me personally appeared Jacobus F. M. Peters, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.


                                                  BEVERLY A. OHM
                                         -------------------------------
                                                  Notary Public

My Commission Expires:                    2/12/98
                       -------------------------------------------------

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, Nicholas L. Reding, of St. Louis County, State of Missouri, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Regis tration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365, 33-53367,
333-02783, 333-02961, and 333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 17th day of January, 1997.

                                            NICHOLAS L. REDING
                                    -------------------------------


STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

      On this 17th day of January, 1997, before me personally appeared Nicholas L. Reding, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                  RUTH M. HOULIHAN
                                         -------------------------------
                                                   Notary Public

My Commission Expires:                    5-27-97
                       -------------------------------------------------
                       RUTH M. HOULIHAN
                       NOTARY PUBLIC, STATE OF MISSOURI
                       My Commission Expires 5-27-97
                       St. Louis County

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John S. Reed, of Princeton, State of New Jersey, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 19th day of February, 1997.

                                             JOHN S. REED
                                    -------------------------------


STATE OF NEW YORK       )
                        ) SS
COUNTY OF NEW YORK      )

      On this 19th day of February, 1997, before me personally appeared John S. Reed, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                             MARY F. CHIODI
                                    -------------------------------
                                             Notary Public

My Commission Expires:
                        -------------------------------------------
                        Mary F. Chiodi
                        Notary Public, State of New York
                        No. 4506585
                        Qualified in Nassau County
                        Commission Expires January 31, 1998

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, John E. Robson, of San Francisco, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 24th day of January, 1997.

                                            JOHN E. ROBSON
                                    -------------------------------

STATE OF MISSOURI   )
                    ) SS
COUNTY OF ST. LOUIS )

      On this 24th day of January, 1997, before me personally appeared John R. Robson, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                             BEVERLY A. OHM
                                    -------------------------------
                                             Notary Public

My Commission Expires:                    2/12/98
                       --------------------------------------------

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, William D. Ruckelshaus, of Medina, State of Washington,
Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Regis tration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704,
33-39705, 33-39706, 33-39707, 33-49717, 33-53363, 33-53365, 33-53367,
333-02783, 333-02961, and 333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 8th day of January, 1997.

                                        WILLIAM D. RUCKELSHAUS
                                    -------------------------------


STATE OF WASHINGTON            )
                               ) SS
COUNTY OF KING                 )

      On this 8th day of January, 1997, before me personally appeared William D. Ruckelshaus, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                                DIANE L. HODGSON
                                         ------------------------------
                                                  Notary Public

My Commission Expires:                    11/12/97
                       ------------------------------------------------

                              POWER OF ATTORNEY
                              -----------------

KNOW ALL MEN BY THESE PRESENTS:

      That I, Robert B. Shapiro, of St. Louis County, State of Missouri, Principal Executive Office and Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign: (i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996;
(ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706, 33-39707, 33-49717,
33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and 333-02963, all on
Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if per sonally present and executing any of said documents.

      Witness my hand this 13th day of January, 1997.

                                            R. B. SHAPIRO
                                    -------------------------------


STATE OF MISSOURI       )
                        ) SS
COUNTY OF ST. LOUIS     )

      On this 13th day of January, 1997, before me personally appeared Robert B. Shapiro, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                            RUTH M. HOULIHAN
                                    -------------------------------
                                              Notary Public

My Commission Expires:                    5-27-97
                       --------------------------------------------
                       RUTH M. HOULIHAN
                       NOTARY PUBLIC, STATE OF MISSOURI
                       My Commission Expires 5/27/97
                       St. Louis County

                              POWER OF ATTORNEY
                              -----------------


KNOW ALL MEN BY THESE PRESENTS:

      That I, John B. Slaughter, of Pasadena, State of California, Director of Monsanto Company (the "Company"), a Delaware corporation with its general offices in the County of St. Louis, Missouri, do by these presents make, constitute and appoint R. WILLIAM IDE, III and KARL R. BARNICKOL, both of St. Louis County, Missouri, or either of them acting alone, to be my true and lawful attorneys for me and in my name, place and stead, to execute and sign:
(i) the Registration Statement on Form S-8 and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), covering the registration of additional securities of the Company to be issued under the Monsanto Company ERISA Parity Savings and Investment Plan and under the Monsanto Management Incentive Plan of 1996; (ii) any Amendments to Registration Statement No. 33-60189 on Form S-3, which has previously been filed with the Commission under the Act; and any Amendments to Registration Statements Nos. 2-36636, 2-76696, 2-90152, 33-13197, 33-21030, 33-39704, 33-39705, 33-39706,
33-39707, 33-49717, 33-53363, 33-53365, 33-53367, 333-02783, 333-02961, and
333-02963, all on Form S-8, which have previously been filed with the Commission under the Act, covering the registration of shares of Common Stock of the Company; (iii) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Commission under the Securities Exchange Act of 1934; and (iv) any Registration Statements on Form S-8 and any amendments thereto to be filed with the Commission under the Act, covering the registration of the Company's securities to be issued under new stock-based incentive or compensation plans; giving and granting unto said attorneys full power and authority to do and perform such actions as fully as I might have done or could do if personally present and executing any of said documents.

      Witness my hand this 24th day of January, 1997.

                                         JOHN B. SLAUGHTER
                                    -------------------------------


STATE OF MISSOURI       )
                        ) SS
COUNTY OF ST. LOUIS     )

      On this 24th day of January, 1997, before me personally appeared John B. Slaughter, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

                                              BEVERLY A. OHM
                                    -------------------------------
                                              Notary Public

My Commission Expires:                    2/12/98
                       --------------------------------------------